EXHIBIT 10.1

November 17, 2015

Bank of America, N.A.,

as Agent

100 Federal Street

Boston, Massachusetts  02110

Re:  Commitment Increase Acknowledgment

Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended and Restated Loan Agreement, dated as of March 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among The Bon-Ton Department Stores, Inc., a Pennsylvania corporation (“Bon-Ton”), Carson Pirie Scott II, Inc., a Florida corporation (“CPS II”), Bon-Ton Distribution, LLC, an Illinois limited liability company (“Distribution”), McRIL, LLC, a Virginia limited liability company (“McRIL” and, together with Bon-Ton, CPS II, Distribution and any other person from time to time a borrower thereunder, collectively, the “Borrowers”), each of the other Obligors party thereto, the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”), Bank of America, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, the “Agent”), Bank of America and General Electric Capital Corporation (“GE Capital”), acting as co-collateral agents (in such capacity, the “Co-Collateral Agents”), and the other parties thereto.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan Agreement.

Pursuant to Section 2.4 of the Loan Agreement, the Borrower Agent has requested that the Tranche A Revolver Commitments be increased from $650,000,000 to $730,000,000 from and after the date hereof (the “Increase Effective Date”).

To facilitate such increase in the aggregate Tranche A Revolver Commitments, from and after the Increase Effective Date, (i) Bank of America, an existing Tranche A Lender under the Loan Agreement, and (ii) BMO Harris Bank, N.A. and Fifth Third Bank, each an additional Tranche A Lender that shall have become a party to the Loan Agreement pursuant to a joinder in the form attached hereto as Exhibit A (each an “Increasing Lender” and collectively, the “Increasing Lenders”), have agreed to increase or acquire, as applicable, their respective Tranche A Revolver Commitments in the amount shown opposite such Increasing Lender’s name on Exhibit B attached hereto.

Each of the Borrowers, the Guarantors, the undersigned and the Agent hereby acknowledge and agree that (a) each of the undersigned, in its capacity as an Increasing Lender, shall, from and after the Increase Effective Date, have a Tranche A Revolver Commitment under the Loan Agreement in the amount shown opposite its name on Exhibit C attached hereto, (b) as of the Increase Effective Date, after giving effect to the

Tranche A Revolver Commitment of the Increasing Lender, the aggregate Tranche A Revolver Commitments shall be $730,000,000, (c) as of the Increase Effective Date, Schedule 1.1(a) (Commitments of Lenders) to the Loan Agreement shall be replaced by Schedule 1.1(a) (Commitments of Lenders) attached hereto as Exhibit C, and (d) the Increase Effective Date shall be deemed to be the Increase Effective Date referred to in Section 2.4 of the Loan Agreement.

Each of the Borrowers and Guarantors hereby represent and warrant to each of the undersigned that, before and after giving effect to the increase contemplated hereunder, (a) the representations and warranties contained in Section 9 of the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of hereof, the representations and warranties contained in Section 9.1.8 of the Loan Agreement shall be deemed to refer to the most recent statements furnished to Agent under the Loan Agreement, and (b) no Default or Event of Default has occurred and is continuing.

As a condition to the effectiveness of the transactions contemplated under this letter agreement, the Borrowers shall deliver to the Agent, each of the officer’s certificates required pursuant to Section 2.4.2 of the Loan Agreement.

Upon the request of any Increasing Lender, the Borrowers shall issue a Tranche A Revolver Note payable to the order of such Increasing Lender in a principal amount equal to the amount of its Tranche A Revolver Commitment.

This letter agreement shall be considered a Loan Document under the Loan Agreement.

This letter agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This letter agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart of this letter agreement.  This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of Page Left Intentionally Blank]

Very truly yours,

INCREASING LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

Bon Ton – Signature Page to Commitment Increase Acknowledgment Letter

INCREASING LENDERS (Con’t):

BMO HARRIS BANK, N.A.

By:	/s/ Quinn Heiden
Name:	Quinn Heiden
Title:	Director

Bon Ton – Signature Page to Commitment Increase Acknowledgment Letter

INCREASING LENDERS (Con’t):

FIFTH THIRD BANK

By:	/s/ Todd S. Robinson
Name:	Todd S. Robinson
Title:	Vice President

Bon Ton – Signature Page to Commitment Increase Acknowledgment Letter

Acknowledged and consented to as of

the date first set forth above

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

Bon Ton – Signature Page to Commitment Increase Acknowledgment Letter

Acknowledged and agreed to as of

the date first set forth above

BORROWERS:

THE BON-TON DEPARTMENT STORES, INC.

By:	/s/ Timothy M. Strickler
Name:	Timothy M. Strickler
Title:	Senior Vice President—Corporate Controller & Treasurer

CARSON PIRIE SCOTT II, INC.

By:	/s/ Timothy M. Strickler
Name:	Timothy M. Strickler
Title:	Senior Vice President—Controller & Treasurer

BON-TON DISTRIBUTION, LLC

By:	/s/ Timothy M. Strickler
Name:	Timothy M. Strickler
Title:	Senior Vice President—Controller & Treasurer

MCRIL, LLC

By:	/s/ Timothy M. Strickler
Name:	Timothy M. Strickler
Title:	Senior Vice President—Controller & Treasurer

Bon Ton – Signature Page to Commitment Increase Acknowledgment Letter

OTHER OBLIGORS:

THE BON-TON STORES, INC.

By:	/s/ Timothy M. Strickler
Name:	Timothy M. Strickler
Title:	Senior Vice President—Corporate Controller & Treasurer

THE BON-TON GIFTCO, LLC

By:	/s/ Timothy M. Strickler
Name:	Timothy M. Strickler
Title:	President & Treasurer

Bon Ton – Signature Page to Commitment Increase Acknowledgment Letter

EXHIBIT A

[         ], 20[   ]

Bank of America, N.A.,

as Agent

100 Federal Street

Boston, Massachusetts  02110

Re: Joinder Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended and Restated Loan Agreement, dated as of March 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among The Bon-Ton Department Stores, Inc., a Pennsylvania corporation (“Bon-Ton”), Carson Pirie Scott II, Inc., a Florida corporation (“CPS II”), Bon-Ton Distribution, LLC, an Illinois limited liability company (“Distribution”), McRIL, LLC, a Virginia limited liability company (“McRIL” and, together with Bon-Ton, CPS II, Distribution and any other person from time to time a borrower thereunder, collectively, the “Borrowers”), each of the other Obligors party thereto, the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”), Bank of America, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, the “Agent”), Bank of America and General Electric Capital Corporation (“GE Capital”), acting as co-collateral agents (in such capacity, the “Co-Collateral Agents”), and the other parties thereto.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan Agreement.

Pursuant to Section 2.4 of the Loan Agreement, the Borrower Agent has requested that the Tranche A Revolver Commitments be increased from $650,000,000 to $730,000,000 from and after the date hereof (the “Increase Effective Date”).

To facilitate such increase in the aggregate Tranche A Revolver Commitments, the undersigned hereby confirms that it has agreed to become a party to the Loan Agreement as a new Tranche A Lender with a Tranche A Revolver Commitment of $[          ].

The undersigned hereby (a) acknowledges that it has received a copy of the Loan Agreement, the schedules and exhibits thereto and all amendments thereto, together with copies of the most recent financial statements delivered by the Borrowers pursuant to the Loan Agreement, and such other documents (including, without, limitation, such other Loan Documents) and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Tranche A Lender under the Loan Agreement; and (b) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement.

The undersigned represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this letter agreement (this “Agreement”) and to consummate the transactions contemplated hereby and to become a Tranche A Lender under the Loan Agreement; and (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this Agreement or the performance of its obligations as a Tranche A Lender under the Loan Agreement.

The undersigned agrees to execute and deliver such other instruments, and take such other actions, as the Agent or the Borrowers may reasonably request in connection with the transactions contemplated by this Agreement.

The following administrative details apply to the undersigned:

(A)                               Notice Address:

Legal Name:  [        ]

Address:                   [         ]

[         ]

Attention:  [          ]

Telephone:  [          ]

(B)                               Payment Instructions:

Account No.:  [         ]

At:  [         ]

ABA No.:  [          ]

Account Name:  [          ]

Reference:  [        ]

The undersigned acknowledges and agrees that on the Increase Effective Date, the undersigned shall become a Lender under the Loan Agreement with a Tranche A Revolver Commitment and the undersigned (a) will be bound by the terms of the Loan Agreement as fully and to the same extent as if the undersigned were an original Lender under the Loan Agreement and (b) will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

This Agreement shall be considered a Loan Document under the Loan Agreement.

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of Page Left Intentionally Blank]

Very truly yours,

[NAME OF LENDER]

By:
Name:
Title:

Bon Ton – Signature Page to Lender Joinder

Acknowledged and consented to as of
the date first set forth above:

BANK OF AMERICA, N.A.,
as Agent

By:
Name:
Title:

Bon Ton – Signature Page to Lender Joinder

Acknowledged and agreed to as of
the date first set forth above:

BORROWERS:

THE BON-TON DEPARTMENT STORES, INC.

By:
Name:
Title:

CARSON PIRIE SCOTT II, INC.

By:
Name:
Title:

BON-TON DISTRIBUTION, LLC

By:
Name:
Title:

MCRIL, LLC

By:
Name:
Title:

Bon Ton – Signature Page to Lender Joinder

OTHER OBLIGORS:

THE BON-TON STORES, INC.

By:
Name:
Title:

THE BON-TON GIFTCO, LLC

By:
Name:
Title:

EXHIBIT B

TRANCHE A REVOLVER COMMITMENT INCREASE ALLOCATIONS

Increasing Lender	Allocation of Tranche A Revolver Commitment Increase
Total:	$80,000,000.00

EXHIBIT C

Schedule 1.1(a)

Commitments of Lenders

Lenders	Tranche A Revolver Commitments	Tranche A-1 Revolver Commitments
Total:	$730,000,000.00	$100,000,000.00